     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997
                                                    REGISTRATION NO. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          ------------------------

                        HEALTHPLAN SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                      13-3787901
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                     Identification Number)

                   3501 FRONTAGE ROAD, TAMPA, FLORIDA  33607
         (address, including zip code, of principal executive offices)

                          ------------------------

            AMENDED AND RESTATED HEALTHPLAN SERVICES CORPORATION
                       1996 EMPLOYEE STOCK OPTION PLAN
                            (Full title of the plan)

                          ------------------------

                              JAMES K. MURRAY, JR.
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                        HEALTHPLAN SERVICES CORPORATION
                               3501 FRONTAGE ROAD
                             TAMPA, FLORIDA  33607
                                 (813) 289-1000
 (Name, address and telephone number, including area code, of agent for service)

                          ------------------------

      COPIES OF ALL COMMUNICATIONS, INCLUDING COPIES OF ALL COMMUNICATIONS
                 SENT TO AGENT FOR SERVICE, SHOULD BE SENT TO:

                            David C. Shobe, Esquire
                         Fowler, White, Gillen, Boggs,
                           Villareal and Banker, P.A.
                     501 East Kennedy Boulevard, Suite 1700
                             Tampa, Florida  33602
                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF         AMOUNT TO BE       OFFERING PRICE PER      AGGREGATE OFFERING        AMOUNT OF
  SECURITIES TO BE REGISTERED     REGISTERED (1)          SHARE (2)               PRICE (2)           REGISTRATION FEE
  ---------------------------     --------------      ------------------      -------------------     ----------------
 Common Stock, par value
 $.01 per share  . . . . . .      750,000 shares            $18.88              $14,160,000.00          $4,290.91
=========================================================================================================================

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement also registers such indeterminate number of additional shares as may become issuable under the Plan in the event of a share split, share dividend, split-up, recapitalization or other similar event.
(2) Calculated on the basis of the average of the high and low prices for the Company's common stock on the New York Stock Exchange Composite tape on July 18, 1997 in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    The contents of the HealthPlan Services Corporation Registration Statement on Form S-8 (No. 333-07631) filed with respect to the HealthPlan Services Corporation 1996 Employee Stock Option Plan on July 3, 1996 are hereby incorporated by reference into this filing.

ITEM 8.  EXHIBITS.


         4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8, File No. 333-07631, filed with respect to the HealthPlan Services Corporation 1996 Employee Stock Option Plan on July 3, 1996).

         4.2     Bylaws of the Registrant (incorporated by reference to Exhibit
                 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 001-13772).

         4.3 Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan.

         5.1 Opinion of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., as to the legality of the securities being registered.

        23.1 Consent of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. (appears in its opinion filed as Exhibit 5.1).

        23.2     Consent of Coopers & Lybrand L.L.P.

        23.3     Consent of Price Waterhouse LLP.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 23rd of July, 1997.

                                        HEALTHPLAN SERVICES CORPORATION


                                        By: /s/ James K. Murray, Jr.
                                            -----------------------------------
                                            James K. Murray, Jr., President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)



                                        By: /s/ James K. Murray III
                                            -----------------------------------
                                            James K. Murray, III, Executive Vice
                                            President and Chief Financial
                                            Officer (Principal Financial
                                            Officer and Principal Accounting
                                            Officer)


   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                                              DATE
---------                            -----                                              ----
/s/ William L. Bennett               Chairman of the Board;                             July 23, 1997
-----------------------------        Director
    William L. Bennett


/s/ James K. Murray, Jr.             President and Chief Executive                      July 23, 1997
-----------------------------        Officer; Director (Principal
    James K. Murray, Jr.             Executive Officer)



                                     Director
-----------------------------
    Joseph A. Califano, Jr.


/s/ James F. Carlin, Jr.             Director                                           July 23, 1997
-----------------------------
    James F. Carlin, Jr.


                                     Director
-----------------------------
    Joseph s. DiMartino


                                     Director
-----------------------------
    John R. Gunn


/s/ Charles H. Guy, Jr.              Director                                           July 23, 1997
-----------------------------
    Charles H. Guy, Jr.


/s/ Nancy Kane                       Director                                           July 23, 1997
-----------------------------
    Nancy Kane


/s/ David Nierenberg                 Director                                           July 23, 1997
-----------------------------
    David Nierenberg


                                     Director
-----------------------------
    James G. Niven


/s/ Trevor G. Smith                  Director                                           July 23, 1997
--------------------
    Trevor G. Smith


/s/ Arthur F. Weinbach               Director                                           July 23, 1997
-----------------------------
    Arthur F. Weinbach


                               INDEX TO EXHIBITS

              EXHIBIT
              NUMBER                        DESCRIPTION OF EXHIBITS
              -------                       -----------------------
              4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8, File No. 333-07631, filed with respect to the HealthPlan Services Corporation 1996 Employee Stock Option Plan on July 3, 1996).

              4.2                Bylaws of the Registrant (incorporated
                                 by reference to Exhibit 3.2 to the
                                 Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 001-13772).

              4.3 Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan.

              5.1 Opinion of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., as to the legality of the securities being registered.

             23.1 Consent of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. (appears in its opinion filed as Exhibit 5.1).

             23.2                Consent of Coopers & Lybrand L.L.P.

             23.3                Consent of Price Waterhouse LLP.